AMENDMENT NO. 4 TO FUND PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 4 TO FUND PARTICIPATION AGREEMENT is effective as of the 1st day of June, 2002, by and among AMERICAN UNITED LIFE INSURANCE COMPANY (the "Company"), the investment adviser of the Issuers, AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("ACIM") and AMERICAN CENTURY INVESTMENT SERVICES, INC. (the "Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

     WHEREAS, the Company, the Issuers and ACIM are parties to a certain Fund Participation Agreement dated March 1, 1994, as amended September 16, 1997, March 1, 1999 and May 1, 2001 (the "Agreement") in connection with the participation by the Funds (as defined in the Agreement) in individual and group annuity contracts to be issued through one or more separate accounts established by the Company under state law; and

     WHEREAS, the Company desires to revise the Agreement to make available as investment options under the contracts, one or more of the Investor Class and Advisor Class shares of the Funds made available by Distributor from time to time;

     WHEREAS, in connection with expanding the number of Funds available under the Agreement, the parties agree to add American Century Investment Services, Inc. (the "Distributor") as a party to the Agreement; and

     WHEREAS, in connection with expanding the number of Funds available under the Agreement, the parties have agreed to revise the reimbursement terms as set forth herein; and

     WHEREAS, the parties now desire to modify the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein the parties hereto agree as follows:

     1. Addition of Funds. The first paragraph of the Fund Participation Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "American  United  Life  Insurance  Company  (the  "Company")  and the
          investment advisor to the Issuers, American Century Investment Management, Inc. ("ACIM") hereby agree to an arrangement whereby shares of one or more of the Investor Class and Advisor Class shares of the Funds as set forth on EXHIBIT A, attached hereto, made available by Distributor from time to time (the

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          "Funds")  each of which is a series of mutual fund  shares  registered under the Investment Company Act of 1940, as amended, and issued by a registered investment company (collectively the "Issuers") shall be made available to serve as underlying investment media for Group Annuity Contracts ("Contracts") to be offered to the public by the Company, subject to the following provisions:"

     2. Pricing Errors. The following language is hereby added to the Agreement as Section 3(e):

          "3(e). In the event adjustments are required to correct any error in the computation of the net asset value of any Fund's shares at the shareholder level as a result of a pricing error that is deemed to be material under the pricing policy of the Fund's Board of Directors or which Distributor otherwise deems necessary to correct at the shareholder level, Distributor shall notify the Company as soon as practicable after discovering the need for those adjustments which result in a reimbursement to the Company's clients. Notification shall be made by facsimile or by direct or indirect systems access acceptable to the Company.

          "If one or more of the Company's client accounts received amounts from any Fund in excess of the amounts to which it otherwise would have been entitled prior to an adjustment for an error, the Company will use its best efforts to collect such excess amounts from the applicable clients.

          "If an adjustment is to be made in accordance with this paragraph to correct an error which has caused a client account to receive an amount less than that to which it is entitled, the Fund shall use its best efforts to make all necessary adjustments to the number of shares owned in the account and/or distribute to the Company the amount of such underpayment for credit to the clients' subaccounts.

          "For purposes of making adjustments as provided above, the Funds will apply the same standards to all shareholders."

     3. Administration of Accounts. The text of Section 7(a) of the Agreement is hereby deleted in its entirety and the following text is substituted in lieu thereof.

          "(a) In consideration of the Administrative Services (the "Administrative Services'') as set forth on EXHIBIT B attached hereto, and the performance of all other obligations under this Agreement by the Company, Distributor will pay the Company a fee

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                                        2
          per annum of the total average aggregate amount invested in Investor Class and Advisor Class shares of the Funds set forth on EXHIBIT A by the Company in accordance with the schedules set forth on EXHIBIT C."

The text of Section 7(b) is hereby deleted in its entirety and the following text is substituted in lieu thereof:

          "(b) In consideration of the performance of the distribution services specified on EXHIBIT D, attached hereto (the "Distribution Services") by the Company, Distributor will pay the Company a fee (the "Distribution Fee") of 25 basis points (0.25%) of the average aggregate amount invested by the Company in the Advisor Class shares of the Funds under this Agreement."

     4. Termination. The text of Section 8(g)entirety of the Agreement is hereby deleted in itsand the following text is substituted in lieu thereof



          "(g) Upon assignment of this Agreement by either Party."

The following text is hereby added to the Agreement as Section 8(i) and the remaining section shall be relettered accordingly.

          "(i) by a vote of a majority of the independent directors of the Funds; and"

     5. Miscellaneous. The text of Section 14(c) is hereby deleted in its entirety and the following text is substituted in lieu thereof.

               "(c) Successors and Assigns. This Agreement may not be assigned and will be terminated automatically upon any attempted assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto."

The text of Section 14(f) is hereby deleted in its entirety and the following text is substituted in lieu thereof

               "(f) This Agreement constitutes the entire Agreement and understanding between the parties and supersedes all prior agreements and understanding relating to the subject matter hereof and specifically the agreement dated March 1, 1994 as amended September 3, 1997, March 1, 1999 and May 1, 2001 between American United Life Insurance Company,

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                                       3

American Century Investment Management, Inc. and American Century

J:\LG\LG\FPA\AmendmentsWmerican United Life Ins.Co. Amend No.4 to Agmt No. Mot:

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          Mutual Funds, Inc., with respect to offering the International  Growth
          Fund, the Small Cap Value Fund and the Equity Income Fund."

     6. Ratification. In the event of a conflict between the terms of this Amendment No. 4 and the Agreement, it is the intention of the parties that the terms of this Amendment No.4 shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment No. 4, the parties hereby confirm and ratify the Agreement.

     7. Countemarts. This Amendment No. 4 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     8. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first above written.

AMERICAN UNITED LIFE                    AMERICAN CENTURY INVESTMENT
INSURANCE COMPANY                       MANAGEMENT, INC.

By: /s/ Michael Grimme                  By:  /s/ William M. Lyons

Name:  Michael Grimme                   Name:  William M. Lyons
Title:  VP Marketing                    Title:  President

AMERICAN CENTURY INVESTMENT
SERVICES, INC.

By:  /s/ William M. Lyons
Name: William M. Lyons

Title: Executive Vice President




                                    EXHIBIT A

                        FUNDS AVAILABLE -INVESTOR CLASS
 Funds Eligible for                Funds With a 25 bps              Funds With a                          Funds With NO
 TIERED  Reimb.                     Reimb.Cap                       5 bps Reimb. Cap                      Service Reimbursement
Total Expense                      Total Expense Ratio              Total Expense Ratio                   Total Expense
Ratio > 75    bps*                  between  56 bps -74 bps          between 46 bps -55 bps               Ratio < 45bps
====================================================================================================================================

Balanced  Fund                     Diversified Bond Fund            AZ    Municipal Bond Fund              Premium Money Market Fund
Emerging  Markets Fund             Equity  Growth Fund              CA    High Yield Municipal Fund
Equity  Income Fund                Global  Natural Resources Fund   CA    Intermediate Term Tax Free Fund
Global  Growth Fund                High-Yield Municipal Fund        CA    Limited Term Tax Free Fund
Growth  Fund                       Income & Growth Fund             CA    Long-Term Tax Free Fund
Heritage  Fund                     Prime  Money Market Fund         CA    Tax Free Money Market Fund
High Yield Fund                    Short-Term  Govemment Fund       Capital  Preservation Fund
Intemational Bond Fund             Target    2005 Fund              FL  Municipal Bond Fund
International Growth Fund          Target    2010 Fund              Govemment  Agency Money Market Fund
Large Company Value Fund           Target    2015 Fund              Govemment  Bond Fund
Life Sciences Fund                 Target    2020 Fund              Inflation  Adjusted Bond Fund
Real Estate Fund                   Target    2025 Fund              Tax-Free  Money Market Fund
Select Fund                        Target    2030 Fund              Tax - Free Bond Fund
Small Cap Quantitative Fund        Utilities    Fund
Small Cap Value Fund
Strategic Allocation: Aggressive
Strategic Allocation Conservative
Strategic  Allocation: Moderate
Tax -Managed Value Fund
Technology  Fund
Ultra  Fund
Value  Fund
Vista  Fund

* bps = basis points

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



                              EXHIBIT A (Continued)

                         FUNDS AVAILABLE -ADVISOR CLASS

 Funds Eligible for                 Funds With a 25 bps                    Funds With a 5 bps                  Funds With
  35 bps* Reimb.                     Reimb. Cap Total                      Reimb. Cap Total                   NO Service
 Total Expense                      Expense Ratio                          Expense Ratio                      Reimbursement Total
 Ratio > 100 bps                    between 81 bps-99 bps                  between 71 bps - 80 bps            Expense Ratio < 70 bps
===================================================================================================================================
Balanced Fund                       Diversified  Bond Fund                 Government  Agency
Emerging Market Fund                Equity  Growth Fund                    Money Market Fund
Equity Income Fund                  Global  Natural Resources Fund         Government  Bond Fund
Global Growth Fund                  High-Yield Municipal Fund              Inflation  Adjusted Bond Fund
Growth Fund                         Income  & Growth Fund
Heritage Fund                       Short  Term Govemment Fund
I-Iigh Yield Fund                   Target  2005 Fund
International Bond Fund             Target  2010 Fund
International Growth Fund           Target  2015 Fund
Large Company Value Fund            Target  2020 Fund
Life Sciences Fund                  Target  2025 Fund
Real Estate Fund                    Target  2030 Fund
Select Fund                         Utilities  Fund
Small  Cap Quantitative Fund
Small  Cap Value Fund
Strategic  Allocation
     Aggressive Fund
Strategic  Allocation
    Conservative Fund
Strategic  Allocation
    Moterate  Fund
Tax-Managed Value Fund
Technolo    Fund
Ultra    Fund
Value    Fund
Vista    Fund


* bps = basis points

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


                                    EXHIBIT B

                             ADMINISTRATIVE SERVICES

     Pursuant to the Agreement to which this is attached, the Company shall perform all administrative and shareholder services required or requested under the Contracts with respect to the Contract owners, including, but not limited to, the following:

     1. Maintain separate records for each Contract owner, which records shall reflect the shares purchased and redeemed and share balances of such Contract owners. The Company will maintain a single master account with each Fund on behalf of the Contract owners and such account shall be in the name of the Company (or its nominee) as the record owner of shares owned by the Contract owners.

     2. Disburse or credit to the Contract owners all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

     3. Prepare and transmit to the Contract owners, as required by law or the Contracts, periodic statements showing the total number of shares owned by the Contract owners as of the statement closing date, purchases and redemptions of Fund shares by the Contract owners during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by the Contracts.

     4. Transmit purchase and redemption orders to the Funds on behalf of the Contract owners in accordance with the procedures set forth in Section 3 to the Agreement.

     5. Distribute to the Contract owners copies of the Funds' prospectus, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

     6. Maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services for the Contracts.

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                                    EXHIBIT C

                                 APPLICABLE FEES

Investor Class

No Administrative Services Fee shall be paid on any Investor Class Funds with an expense ratio at or below 45 basis points. An Administrative Services Fee of 5 basis points shall be paid on any Investor Class Funds with an expense ratio between 46 basis points and 55 basis points. An Administrative Services Fee of 25 basis points shall be paid on any Investor Class Funds with an expense ratio between 56 basis points and 74 basis points. An Administrative Services Fee in accordance with the schedule below shall be paid on any Investor Class Funds with an expense ratio greater than or equal to 75 basis points.

               Assets(1)                                  Fee

  Assets between $0 - $500 million                  25.0 basis points
  Assets > $500 million                             30.0 basis points

Advisor Class

No Administrative Services Fee shall be paid on any Advisor Class Funds with an expense ratio less than or equal to 70 basis points. An Administrative Services Fee of 5 basis points shall be paid on any Advisor Class Funds with an expense ratio between 71 basis points and 80 basis points. An Administrative Services Fee of 25 basis points shall be paid on any Advisor Class Funds with an expense ratio between 81 basis points and 99 basis points. An Administrative Services Fee of 35 basis points shall be paid on any Advisor Class Funds with an expense ratio greater than or equal to 100 basis points.

The expense ratio of each Fund is set forth in each Fund's then-current prospectus.


     1. The total asset level shall include only those Funds that meet the requirements for reimbursement in accordance with the applicable fees as set forth above. The total asset level shall be determined by aggregating the assets invested in the Investor Class shares of the Funds by the Company with the assets invested in the Class I VP shares of the Funds by the Company under the Agreement dated 3/1/94, as amended.

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                                    EXHIBIT D

                              DISTRIBUTION SERVICES

Pursuant to the Agreement to which this is attached, the Company shall perform distribution services for Advisor Class shares of the Funds, including, but not limited to, the following:

1.   Receive and answer correspondence from prospective shareholders,  including
     distributing  prospectuses,   statements  of  additional  information,  and
     shareholder  reports.

2. Provide facilities to answer questions from prospective investors about Fund shares.

3. Assist investors in completing application forms and selecting dividend and other account options.

4. Provide other reasonable assistance in connection with the distribution of Fund shares.

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